EX-99.23(h)(59)

                                    AMENDMENT
                                       TO
                            TRANSFER AGENCY AGREEMENT

     AMENDMENT made as of this 6th day of April, 2009, by and between JNL Series Trust, a Massachusetts business trust ("Trust"), and Jackson National Asset Management, LLC, a Michigan limited liability company ("JNAM").

                                   WITNESSETH

     WHEREAS, the Trust and JNAM entered into a Transfer Agency Agreement ("Agreement") dated January 31, 2001.

     WHEREAS, under the terms of the Agreement, JNAM renders certain transfer agency and other services to units of beneficial interest in separate funds ("Funds") of the Trust and the owners of record thereof.

     WHEREAS, the Funds in existence on the date of the Agreement ("Current Portfolios") are set forth in the Agreement.

     WHEREAS, the parties wish to amend the Agreement in order to delete the following funds: 1) the JNL/Lazard Small Cap Equity Fund, which is being merged into the JNL/Mellon Capital Management Small Cap Index Fund of the Trust; 2) the JNL/ Mellon Capital Management Enhanced S&P 500 Stock Index Fund, which is being merged into the JNL/Mellon Capital Management S&P 500 Index Fund of the Trust;
3) the JNL/S&P Growth Retirement Strategy Fund, which is being merged into the JNL/S&P Disciplined Growth Fund of the Trust; 4) the JNL/S&P Moderate Growth Retirement Strategy Fund, which is being merged into the JNL/S&P Disciplined Moderate Growth Fund of the Trust; and 5) JNL/S&P Moderate Retirement Strategy Fund, which is being merged into the JNL/S&P Disciplined Moderate Fund of the Trust.

     WHEREAS, the parties wish to amend the Agreement in add the following four new funds of the Trust: 1) the JNL Institutional Alt 20 Fund; 2) the JNL Institutional Alt 35 Fund; 3) the JNL Institutional Alt 50 Fund; and 4) the JNL Institutional Alt 65 Fund.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Exhibit A to the Agreement is hereby deleted and replaced in its entirety with Exhibit A dated April 6, 2009, attached hereto.

2. This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.

ATTEST:                                   JNL SERIES TRUST

By:__________________________             By:__________________________
                                          Name:    Susan S. Rhee
                                          Title:   Vice President, Counsel,
                                                   and Secretary

ATTEST:                                  JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:__________________________            By:__________________________
                                         Name: Mark D. Nerud
                                         Title: President

                                   SCHEDULE A
                                  April 6, 2009

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                                      FUNDS
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                        JNL/AIM International Growth Fund
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                          JNL/AIM Large Cap Growth Fund
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                         JNL/AIM Global Real Estate Fund
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                          JNL/AIM Small Cap Growth Fund
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                JNL/Capital Guardian International Small Cap Fund
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                  JNL/Capital Guardian U.S. Growth Equity Fund
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              JNL/Capital Guardian Global Diversified Research Fund
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                    JNL/Capital Guardian Global Balanced Fund
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                 JNL/Credit Suisse Global Natural Resources Fund
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                        JNL/Credit Suisse Long/Short Fund
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                           JNL/Eagle Core Equity Fund
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                         JNL/Eagle SmallCap Equity Fund
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                  JNL/Franklin Templeton Founding Strategy Fund
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                    JNL/Franklin Templeton Global Growth Fund
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                       JNL/Franklin Templeton Income Fund
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                    JNL/Franklin Templeton Mutual Shares Fund
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                   JNL/Franklin Templeton Small Cap Value Fund
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                      JNL/Goldman Sachs Core Plus Bond Fund
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                  JNL/Goldman Sachs Emerging Markets Debt Fund
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                      JNL/Goldman Sachs Mid Cap Value Fund
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                   JNL/Goldman Sachs Short Duration Bond Fund
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                          JNL Institutional Alt 20 Fund
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                          JNL Institutional Alt 35 Fund
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                          JNL Institutional Alt 50 Fund
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                          JNL Institutional Alt 65 Fund
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                      JNL/JPMorgan International Value Fund
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                         JNL/JPMorgan MidCap Growth Fund
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                JNL/JPMorgan U.S. Government & Quality Bond Fund
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                        JNL/Lazard Emerging Markets Fund
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                         JNL/Lazard Mid Cap Equity Fund
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                           JNL/M&G Global Basics Fund
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                           JNL/M&G Global Leaders Fund
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                  JNL/Mellon Capital Management Bond Index Fund
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                 JNL/Mellon Capital Management European 30 Fund
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                   JNL/Mellon Capital Management Index 5 Fund
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             JNL/Mellon Capital Management International Index Fund
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                JNL/Mellon Capital Management Pacific Rim 30 Fund
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               JNL/Mellon Capital Management Small Cap Index Fund
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                   JNL/Mellon Capital Management 10 x 10 Fund
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                JNL/Mellon Capital Management S&P 500 Index Fund
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             JNL/Mellon Capital Management S&P 400 MidCap Index Fund
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                       JNL/Oppenheimer Global Growth Fund
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                           JNL/PAM Asia ex-Japan Fund
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                            JNL/PAM China-India Fund
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                           JNL/PIMCO Real Return Fund
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                        JNL/PIMCO Total Return Bond Fund
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                        JNL/PPM America Core Equity Fund
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                      JNL/PPM America High Yield Bond Fund
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                       JNL/PPM America Mid Cap Value Fund
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                      JNL/PPM America Small Cap Value Fund
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                        JNL/PPM America Value Equity Fund
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                    JNL/Red Rocks Listed Private Equity Fund
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                            JNL/Select Balanced Fund
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                          JNL/Select Money Market Fund
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                              JNL/Select Value Fund
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                              JNL/Select Value Fund
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                    JNL/T. Rowe Price Established Growth Fund
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                      JNL/T. Rowe Price Mid-Cap Growth Fund
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                          JNL/T. Rowe Price Value Fund
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                           JNL/S&P Managed Growth Fund
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                        JNL/S&P Managed Conservative Fund
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                      JNL/S&P Managed Moderate Growth Fund
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                          JNL/S&P Managed Moderate Fund
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                     JNL/S&P Managed Aggressive Growth Fund
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                         JNL/S&P Retirement Income Fund
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                          JNL/S&P Retirement 2015 Fund
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                          JNL/S&P Retirement 2020 Fund
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                          JNL/S&P Retirement 2025 Fund
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                        JNL/S&P Disciplined Moderate Fund
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                    JNL/S&P Disciplined Moderate Growth Fund
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                         JNL/S&P Disciplined Growth Fund
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                       JNL/S&P Competitive Advantage Fund
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                      JNL/S&P Dividend Income & Growth Fund
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                          JNL/S&P Intrinsic Value Fund
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                            JNL/S&P Total Yield Fund
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                                 JNL/S&P 4 Fund
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